SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities

                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a party other than the Registrant |_|
Check the appropriate box:
|_| Preliminary proxy statement
|_| Confidential, For Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
|X| Definitive proxy statement
|_| Definitive additional materials
|_| Soliciting material under Rule 14a-12


                                Electroglas, Inc.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2)  Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction.

--------------------------------------------------------------------------------

(5)  Total fee paid:

--------------------------------------------------------------------------------

     |_|  Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


(1)  Amount previously paid:

--------------------------------------------------------------------------------

(2)  Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3)  Filing Party:

--------------------------------------------------------------------------------

(4)  Date Filed:

--------------------------------------------------------------------------------

                               [ELECTROGLAS LOGO]


                                                              September 21, 2006



Dear Electroglas Stockholder,

     I am pleased to invite you to the Annual Meeting of Stockholders of Electroglas, Inc. to be held on Thursday, October 26, 2006 at 10:00 a.m., Pacific Daylight Time, at our corporate headquarters at 5729 Fontanoso Way, San Jose, California 95138.

     This year, in addition to the election of one Class I director and the ratification of the selection of our independent registered public accounting firm, we are seeking stockholder approval of the Company's 2006 Stock Incentive Plan. The 2006 Stock Incentive Plan is similar to the 1997 Stock Incentive Plan which, along with the non stockholder approved non officer 2001 Stock Incentive Plan, will be replaced. The 2006 Stock Incentive Plan is intended to continue to align the interests of our employees with the interests of our stockholders. We believe that employee equity ownership focuses our employees on growing stockholder value and helps the Company attract and retain top talent. Your Board of Directors recommends that you vote in favor of the approval of the 2006 Stock Incentive Plan as well as in favor of the other proposals describe in the Proxy Statement.

     Whether or not you plan to attend the Annual Meeting, please sign and return the enclosed proxy card to ensure your representation at the Annual Meeting.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in and the support of our Company. We look forward to seeing you at the Annual Meeting.


                                                     Very truly yours,

                                                     /s/ Thomas M. Rohrs

                                                     Thomas M. Rohrs
                                                     Chairman of the Board
                                                     Chief Executive Officer

                                ELECTROGLAS, INC.

                                ----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held October 26, 2006

To the Stockholders of Electroglas, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Electroglas, Inc., a Delaware corporation (the "Company"), will be held at the Company's corporate headquarters at 5729 Fontanoso Way, San Jose, California 95138, on Thursday, October 26, 2006 at 10:00 a.m., Pacific Daylight Time, for the following purposes:

          1. ELECTION OF DIRECTOR. To elect one Class I director of the Company to serve until the 2009 annual meeting of stockholders or until a successor is duly elected and qualified.

          2. APPROVAL OF THE COMPANY'S 2006 STOCK INCENTIVE PLAN. To approve the Company's 2006 Stock Incentive Plan.

          3. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify the appointment of BDO Seidman, LLP as the independent registered public accounting firm for the Company for the year ending May 31, 2007.

          4. To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement which is attached hereto and made a part hereof.

     The Board of Directors has fixed the close of business on September 1, 2006, as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

     Whether or not you plan to attend the Annual Meeting, please submit your proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. You may submit your proxy (1) over the Internet, (2) by telephone, or (3) by signing, dating and returning the enclosed proxy card promptly in the accompanying envelope. If you submit your proxy and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                          By Order of the Board of Directors,

                                          /s/ Thomas E. Brunton
                                          Thomas E. Brunton
                                          Secretary
San Jose, California
September 21, 2006

                                ELECTROGLAS, INC.
                               5729 Fontanoso Way
                           San Jose, California 95138

                                ----------------

                                 PROXY STATEMENT

General Information

     This Proxy Statement is furnished to stockholders of Electroglas, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors (the "Board") of the Company of proxies in the accompanying form for use in voting at the annual meeting of stockholders of the Company (the "Annual Meeting") to be held on Thursday, October 26, 2006, at 10:00 a.m., Pacific Daylight Time, at the Company's headquarters at 5729 Fontanoso Way, San Jose, California 95138, and any adjournment or postponement thereof. Shares of common stock ("Common Stock") of the Company represented by the proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting.

     This Proxy Statement and the form of proxy are first being mailed to stockholders on or about September 21, 2006.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by delivering to the Company (to the attention of Thomas E. Brunton) a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting in and of itself does not revoke a prior proxy.

Record Date, Share Ownership and Quorum

     The close of business on September 1, 2006, has been fixed as the record date (the "Record Date") for determining the holders of shares of Common Stock of the Company entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had 26,436,922 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The presence at the Annual Meeting of a majority, or 13,218,462 of these shares of Common Stock of the Company, either present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Solicitation and Voting Procedures

     Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters. For Proposal 1, one Class I director will be elected by a plurality of votes; the nominee receiving the highest number of affirmative votes of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote will be elected. Ratification of Proposals 2 and 3 will require the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote.

     If you are not planning on attending the Annual Meeting and voting your shares in person, your shares of Common Stock cannot be voted until either a signed proxy card is returned to the Company or voting instructions are submitted by using the Internet or by calling a specifically designated telephone number. Any stockholder may change his or her vote prior to the Annual Meeting by revoking his or her proxy or by (i) submitting a proxy bearing a later date, (ii) submitting new voting instructions via the Internet, or (iii) calling the specifically designated telephone number. The Internet and telephone voting procedures are designed to authenticate stockholders' identities, to allow stockholders to provide voting instructions, and to confirm that instructions have been recorded properly. The Company believes the procedures which have been put in place are consistent with the requirements of applicable law. Specific instructions for stockholders of record who wish to use the Internet or telephone voting procedures are set forth on the enclosed proxy card.

     The solicitation of proxies will be conducted by mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and reimbursements paid to brokerage firms and others for expenses incurred in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of the Company's Common Stock. The Company may conduct further solicitation personally, by telephone or by facsimile through its officers, directors and regular employees, none of whom will receive additional compensation for assisting with the solicitation.

     An automated system administered by ADP-Investor Communication Services ("ADP") will tabulate votes cast by proxy at the Annual Meeting, and the Inspector of Elections of the Company will tabulate votes cast in person at the Annual Meeting. The Inspector of Elections will also determine whether or not a quorum is present. Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker "non-vote" are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the Annual Meeting. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker "non-votes" and shares as to which proxy authority has been withheld with respect to any matter are not deemed to be entitled to vote for purposes of determining whether stockholder approval of that matter has been obtained. As a result, broker "non-votes" are not included in the tabulation of the voting results on the election of directors or issues requiring approval of a majority of the shares of Common Stock entitled to vote and, therefore, do not have the effect of votes in opposition in such tabulations. With respect to Proposals 2 and 3, broker "non-votes" will have no effect. Because abstentions will be included in tabulations of the shares of Common Stock entitled to vote for purposes of determining whether a proposal has been approved, abstentions have the same effect as negative votes on Proposals 2 and 3.

Householding of Annual Meeting Materials

     Some brokers and other nominee record holders may be participating in the practice of "householding" proxy statements and annual reports. This means that only one copy of the Proxy Statement and annual report will be sent to multiple stockholders in a stockholder's household. The Company believes this
"householding" rule will provide greater convenience for the Company's stockholders, as well as cost savings for the Company by reducing the number of duplicate documents that are sent to stockholders' homes.

     The "householding" election appears on the voting instruction form accompanying this Proxy Statement. If you wish to participate in the "householding" program, please indicate "YES" when voting your proxy. Your affirmative or implied consent will be perpetual unless you withhold it or revoke it. If you wish to continue to receive separate proxy statements and annual reports for each account in your household, you must withhold your consent to the Company's "householding" program by so indicating when voting your proxy. Please note that if you do not respond, you will be deemed to have consented, and "householding" will begin 60 days after the mailing of this Proxy Statement.

     You may revoke your consent at any time by contacting ADP, either by calling toll-free (800) 542-1061, or by writing to ADP, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. If you revoke your consent you will be removed from the "householding" program within 30 days of receipt of your revocation and each stockholder at your address will receive individual copies of the proxy statement and annual report.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTOR

     The Company's Certificate of Incorporation divides the Company's Board of Directors into three classes. The members of each class of directors serve staggered three-year terms.

     The Board, upon recommendation of the Nominating and Corporate Governance Committee, elected Fusen E. Chen as a Class III director on January 31, 2006. Effective April 7, 2006, Keith L. Barnes resigned as Chief Executive Officer and Chairman of the Board.

     The Board is currently composed of one Class I director (Mel Friedman), three Class II directors (Robert J. Frankenberg, Thomas M. Rohrs and Edward M. Saliba) and three Class III directors (Fusen E. Chen, John F. Osborne and C. Scott Gibson), whose terms expire upon the election and qualification of directors at the annual meeting of stockholders to be held in 2006, 2007 and 2008, respectively. At each annual meeting of stockholders, directors will be elected for a full term of three years to succeed those directors whose terms are expiring.

     The Nominating and Corporate Governance Committee of the Board of Directors has recommended, and the Board of Directors has nominated, Mel Friedman for election as Class I director at the Annual Meeting, to serve until the 2009 annual meeting of stockholders, until the director's successor is elected or appointed and qualified, or until his earlier resignation or removal. The nominee is currently a director of the Company, and the nominee named below has consented, if elected as a director of the Company, to serve until his term expires. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as Class I director, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of the nominee listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Board has no reason to believe that the person named below will be unable or unwilling to serve as a director, if elected.

     The nominee for Class I director receiving a plurality of the votes of the shares of Common Stock present in person or represented by proxy and entitled to vote shall be elected as Class I director, provided a quorum is present. Votes withheld from any director nominee are counted for purposes of determining the presence or absence of a quorum

     Certain information about Mel Friedman, the Class I director nominee, is furnished below.

     Mel Friedman has been a Director of the Company since May 1999. He retired from Sun Microsystems, Inc., a company that provides network computing products and services, where his most recent position was that of Senior Vice President, Customer Advocacy. From March 1998 through July 2000, he was President, Microelectronics at Sun Microsystems, Inc. Previously, Mr. Friedman was Vice President, Worldwide Operations, Vice President of Supply Management and Vice President, West Coast Operations. Mr. Friedman joined Sun Microsystems, Inc. in 1989. From 1985 through 1989, he was Vice President, Worldwide Operations and Customer Service at Prime Computer, a mini-computer company. Prior to that, he held executive positions at Apollo Computer, a workstation manufacturer, and Polaroid Corporation, a photographic company. He was also co-founder of Tabor Corporation, a micro-floppy disc drive company. Mr. Friedman holds a BSME with honors from the City College of New York and conducted graduate work in Mechanical Engineering and Industrial Management at MIT. Mr. Friedman currently serves on the Board of Directors of Volterra Semiconductor Corporation, which produces power management semiconductors for high technology.

     THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NAMED NOMINEE.

Board Meetings and Committees

     The Board of Directors met three and seven times during the five month period of January 1, 2005 through May 31, 2005 and the year ended May 31, 2006, respectively. No director attended fewer than 75% of all the meetings of the Board and its committees on which he served after becoming a member of the Board. The Board has three committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The Company encourages, but does not require, its Board members to attend the annual stockholders meeting. Four of the Company's directors attended the 2005 annual meeting of stockholders. The Board has determined that a majority of the Board members, Messrs. Chen, Gibson, Friedman, Frankenberg, Osborne and Saliba, are "independent" as that term is defined in Rule 4200 of the listing standards of the Marketplace Rules of The NASDAQ Stock Market LLC. Mr. Osborne is the Board's designated lead independent director. The Board adopted and approved Corporate Governance Guidelines in August of 2005, a copy of which can be viewed at the Company's website at www.electroglas.com.

     The Audit Committee held four and five meetings in the five month period from January 1, 2005 through May 31, 2005, and the year ended May 31, 2006, respectively. The members of the Audit Committee are Edward M. Saliba (Chairman), Mel Friedman and John F. Osborne. The Board adopted and approved an amended and restated charter for the Audit committee in March 2006, a copy of which is attached to this Proxy Statement as Appendix A. The amended and restated charter for the Audit committee can also be viewed at the Company's website at www.electroglas.com. The Audit Committee appoints the Company's independent registered public accounting firm and is primarily responsible for approving the services performed by the Company's independent registered public accounting firm and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. The Audit Committee is composed solely of non-employee directors, as such term is defined in Rule 16b-3 under the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and the Board has determined that all members of the Audit Committee are "independent" as that term is defined in Rule 4200(a)(15) of the Marketplace Rules of The NASDAQ Stock Market LLC. The Board has further determined that Mr. Saliba is an "audit committee financial expert" as defined by Item 401(h) of Regulation S-K of the Exchange Act and is independent as defined by Item 7(d)(3)(iv) of Schedule 14A of the Exchange Act.

     The Compensation Committee held three and six meetings in the five month period from January 1, 2005 through May 31, 2005, and the year ended May 31, 2006, respectively. The current members of the Compensation Committee are C. Scott Gibson (Chairman), Fusen E. Chen, Robert J. Frankenberg and John F. Osborne. The Compensation Committee's functions are to establish and apply the Company's compensation policies with respect to the Board of Directors and the Company's executive officers and to administer the Company's Amended and Restated 1993 Long-Term Incentive Plan, Amended and Restated 1997 Stock Incentive Plan, 2001 Non-Officer Employee Stock Incentive Plan, 1998 Employee Stock Purchase Plan and 2002 Employee Stock Purchase Plan.

     The Nominating and Corporate Governance Committee (originally named the Nominating Committee) was formed in February 2001. The Nominating and Corporate Governance Committee held three and five meetings in the five month period from January 1, 2005 through May 31, 2005, and the year ended May 31, 2006, respectively. The current members of the Nominating and Corporate Governance Committee are John F. Osborne (Chairman), Fusen E. Chen, Robert J. Frankenberg, Mel Friedman, C. Scott Gibson, and Edward M. Saliba. The Nominating and
Corporate  Governance  Committee  monitors  the  size  and  composition  of  the
Company's  Board  of  Directors.  Prior  to  the  Company's  annual  meeting  of stockholders, the Nominating and Corporate Governance Committee, pursuant to guidelines designed to highlight the necessary qualifications, assists the existing Board in selecting the candidates that will be presented to the Company's stockholders for election as directors to serve the Company until the next annual meeting. The Nominating and Corporate Governance Committee will consider and make recommendations to the Board of Directors regarding any stockholder recommendations for candidates to serve on the Board of Directors. However, it has not adopted a formal process for that consideration because it believes that the informal consideration process has been adequate given the historical absence of stockholder proposals. The Nominating and Corporate
Governance  Committee  will review  periodically  whether a more  formal  policy should be adopted. Stockholders wishing to recommend candidates for consideration by the Nominating and Corporate Governance Committee may do so by writing to the Secretary of the Company at 5729 Fontanoso Way, San Jose, California 95138 providing the candidate's name, biographical data and qualifications, a document indicating the candidate's willingness to act if elected, and evidence of the nominating stockholder's ownership of the Company's Common Stock at least 120 days prior to the next annual meeting to assure time for meaningful consideration by the Nominating and Corporate Governance Committee. There are no differences in the manner in which the Nominating and Corporate Governance Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or the Nominating and Corporate Governance Committee. All members of the Nominating and Corporate Governance Committee are independent directors within the meaning of Rule 4200 of The NASDAQ Stock Market LLC.

     The Nominating and Corporate Governance Committee operates under a written charter setting forth the functions and responsibilities of the committee. A copy of the charter can be viewed at the Company's website at www.electroglas.com.

     In reviewing potential candidates for the Board, the Nominating and Corporate Governance Committee considers the individual's experience in the semiconductor manufacturing equipment industry and related industries, the general business or other experience of the candidate, the needs of the Company for an additional or replacement director, the personality of the candidate, the candidate's interest in the business of the Company, as well as numerous other subjective criteria. Of greatest importance is the individual's integrity, willingness to get involved and ability to bring to the Company experience and knowledge in areas that are most beneficial to the Company. The Board appointed Dr. Fusen E. Chen in January 2006 to fill a vacancy on the Company's Board of Directors. The Nominating and Corporate Governance Committee initiated the review of this candidate, reviewed his qualifications and recommended his appointment by the full Board of Directors. A search firm was retained in connection with this review.

Compensation of Directors

     Board members who are not salaried employees receive compensation for Board service. In the five months ended May 31, 2005 and the twelve months ended May 31, 2006, the compensation included:

Annual Retainer         $20,000 per year paid in January

Board Meeting Fees      $2,000 per regularly scheduled quarterly Board meetings;
                        $1,000 for special meetings

Committee Meetings      $1,000  per   meeting;  $2,000  per  meeting  for  Audit
                        Committee Chairman

Stock Option Grant      30,000 common stock options upon initial  appointment to
                        the Board; 10,000 common stock options granted on the date of each annual meeting.

     The following table sets forth compensation earned and awarded to the Company's non-employee directors in connection with their Board service during the five month period ended May 31, 2005 and the twelve months ended May 31, 2006.

Name                      Retainers and/or Meeting Fees    Grant Date Fair Value of Stock                   Total
----                      -----------------------------    ------------------------------                   -----
                           Five months    Twelve months    Five months    Twelve months         Five months     Twelve months
                                ended           ended         ended         ended                 ended           ended
                           May 31, 2005    May 31, 2006    May 31, 2005   May 31, 2006          May 31, 2005    May 31, 2006
                          -------------   -------------    ------------   ---------------       ------------    -------------
Fusen E. Chen (1)         $         -     $     26,000     $       -      $     125,400         $         -     $    151,400
Robert J. Frankenberg          30,000           23,000        33,000                  -              63,000           23,000
Mel Friedman                   33,000           40,000        33,000                  -              66,000           40,000
C. Scott Gibson                32,000           41,000        33,000                  -              65,000           41,000
John F. Osborne                36,000           46,000        33,000                  -              69,000           46,000
Thomas M. Rohrs (2)            32,000           38,000        33,000                  -              65,000           38,000
Edward M. Saliba               37,000           45,000        33,000                  -              70,000           45,000

(1)  Dr. Chen was appointed to the Board in January 2006.
(2)  Mr. Rohrs was appointed Chairman and Chief Executive Officer in April 2006.

Relationships Among Directors or Executive Officers

     There are no family relationships among any of the directors or executive officers of the Company.

Access to Corporate Governance Policies

     Stockholders may access the Company's committee charters, Code of Conduct, and Corporate Governance Guidelines at the Company's Internet website at www.electroglas.com. The code of business conduct and ethics, or code of conduct, was adopted in October 2003. The code of conduct was designed to qualify as a "code of ethics" within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder.

     Copies of the Company's committee charters, the corporate governance guidelines, and the code of ethics will be provided to any stockholder upon written request to Secretary of Electroglas, Inc. at 5729 Fontanoso Way, San Jose, California 95138.

Communication between Stockholders and Directors

     The Board currently does not have a formal process for stockholders to send communications to the Board. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders on a timely basis. The Board does not recommend that formal communication procedures be adopted at this time because it believes that informal communications are sufficient to communicate questions, comments and observations that could be useful to the Board. However, stockholders wishing to formally communicate with the Board of Directors may send communications directly to Secretary of the Company at 5729 Fontanoso Way, San Jose, California 95138. All stockholder communications will be sent to the Board of Directors. Stockholder communications to the presiding independent director can be addressed in writing to John Osborne, Lead Independent Director, c/o Electroglas, Inc., 5729 Fontanoso Way, San Jose, California 95138.

                                   MANAGEMENT

Executive Officers and Directors

     The following table sets forth certain information with respect to the executive officers, directors and key personnel of the Company as of September 1, 2006:

Name                             Age                     Position
----                             ---                     --------

Thomas M. Rohrs                  55     Chief Executive Officer and Chairman of
                                        the Board
Thomas E. Brunton                59     Chief Financial Officer, Vice President,
                                        Administration, Treasurer and Secretary
Timothy J. Boyle                 54     Vice President, Marketing and Chief
                                        Technology Officer
Richard J. Casler, Jr.           54     Vice President, Engineering
Wesley D. Highfill               44     Vice President, Global Sales and
                                        Marketing
Wayne E. Woodard                 42     Vice President, Service and Operations
Fusen E. Chen, Ph.D. (1)(3)      47     Director
Robert J. Frankenberg (1)(3)     59     Director
Mel Friedman (2)(3)              68     Director
C. Scott Gibson (1)(3)           54     Director
John F. Osborne (1)(2)(3)(4)     62     Director
Edward M. Saliba (2)(3)          57     Director
----------------------------------------
(1)  Member of Compensation Committee
(2)  Member of Audit Committee
(3)  Nominating and Governance Committee
(4)  Lead Independent Director


     Thomas M. Rohrs was appointed Chairman of the Board and Chief Executive officer in April 2006. He was previously a Director of the Company since December 2004. Mr. Rohrs presently serves on the board of Magna Design Automation, Inc., Ultraclean Technologies, Advanced Energy, Inc. and several private companies. In addition, he is an adviser and consultant to a number of companies both public and private. Mr. Rohrs spent five years with Applied Materials, Inc., most recently as Senior Vice President, Global Operations, and was also a member of the Company's Executive Committee. Immediately prior to that, he was Vice President of Worldwide Operations for Silicon Graphics, and previously was with MIPS Computer Systems as Senior Vice President of Manufacturing and Customer Service. Mr. Rohrs also served as Group Operations Manager for Hewlett-Packard Company's Personal Computer Group.

     Thomas E. Brunton was appointed Vice President, Finance, Chief Financial Officer, Treasurer and Secretary of the Company in November 2000 and in February 2003 was appointed Chief Financial Officer, Vice President, Administration, Treasurer and Secretary. Prior to joining the Company, Mr. Brunton was Chief Financial Officer of Centigram Communications ("Centigram") from March 1998 to July 2000. He joined Centigram in March 1991 as Controller and also served as Treasurer. Prior to his service at Centigram, he had financial management responsibilities at 3Com Corporation, Sun Microsystems, Inc. ("Sun") and International Business Machines Corporation/Rolm.

     Timothy J. Boyle joined the Company in May 1995 as Vice President, Engineering and was named an officer of the Company in June 1997. In March 1998, Mr. Boyle was named Chief Technology Officer. In September 2001 he was named Chief Technology Officer and Vice President/General Manager of Expansion Products. In October 2003 he was named Vice President, Marketing and Chief Technology Officer. As of September 1, 2006, Mr. Boyle is on a leave of absence. Prior to joining the Company he was an engineering Vice President at Measurex Corporation, a process control systems company, in 1991. From 1989 to 1991, he was Measurex's Director of Corporate Quality. Prior to joining Measurex, he was co-founder of American Flow Systems, which developed precision fluid flow instruments.

     Richard J. Casler, Jr. joined the Company in April 2004 as Vice President, Engineering. Mr. Casler was Vice President of Business Development for Invenios, Inc. from 2002 until joining the Company. Prior to that, he was Vice President of Systems Engineering from 2001 to 2002 and Vice President of Adept Technology from 1992 to 2001. From 1986 to 1992, he served as Chief Executive Officer for Genesis Automation and from 1981 to 1986 he served as manager of new product development for Unimation/Westinghouse.

     Wesley D. Highfill joined the Company as Director of North American Sales in September 2003. On September 1, 2006, Mr. Highfill was named Vice President of Global Sales and Marketing. In July of 2004, he was named Vice President, Worldwide Sales and Applications. In March of 2005, he became an officer of the Company. Mr. Highfill served as Director of Asia Pacific Sales for Yield Dynamics, Inc. from 2002 to 2003, and Sales Manager from 2001 to 2002. Prior to his service at Yield Dynamics, he was a Global account manager and sales manager for Tokyo Electron America from 1996 to 2001. From 1988 through 1996 Mr. Highfill held various positions in Engineering and Product Marketing for KLA Instruments.

     Wayne E. Woodard joined the Company as Director of Materials in October 1998. In January 1999, he was promoted to Vice President, Operations. In July 2000, he was named Vice President, Operations and General Manager of the 200mm Business Unit. In September 2001, he was named Vice President/General Manager of the Prober Division and in February 2003 he was named Vice President, Engineering and Manufacturing. In January of 2004, he was named Vice President, Service and Operations. Mr. Woodard was Director of Operations at Ridge Technologies from late 1997 through 1998. Prior to that, from 1987 through 1997, Mr. Woodard held various operations and sales management positions at Sun.

     Fusen E. Chen, Ph.D. has been a director of the Company since January 2006. Dr. Chen is currently Executive Vice President and Chief Technology Officer for Novellus, Inc. where he is responsible for setting the company's technology strategy and direction. He is also Novellus' primary executive interface with customers in Asia. Dr. Chen joined Novellus in 2004 as senior vice president of Asia-Pacific Operations. Prior to joining Novellus, Dr. Chen spent ten years at Applied Materials, most recently as the group vice president and general manager for the company's Copper Physical Vapor Deposition (PVD) and Interconnect Product Business Group.

     Robert J. Frankenberg has been a Director of the Company since July 1993. He is the Chairman and Chief Executive Officer of Kinzan, Inc., a web services platform and tool software company. He was President and Chief Executive Officer of Encanto Networks, Inc., an Internet electronic commerce server manufacturer, from May 1997 to July 2000. He was Chairman of the Board, Chief Executive Officer and President of Novell, Inc. from April 1994 to August 1996. From September 1991 to April 1994, Mr. Frankenberg was Vice President and General Manager of Hewlett-Packard Company's Personal Information Products Group. From 1990 to 1992, he was Vice President and General Manager of Hewlett-Packard's Personal Computation Business, from 1989 to 1991, he was Vice President and General Manager of Hewlett-Packard's Information Networks Group and, from 1985 to 1989, he was General Manager of Hewlett-Packard's Information Systems Group. Mr. Frankenberg currently serves on the Board of Directors of Scansoft, Inc., Secure Computing Corporation, National Semiconductor Corporation, and Extended Systems.

     Mel Friedman has been a Director of the Company since May 1999. He retired from Sun, q company that provides network computing products and services, where his most recent position was that of Senior Vice President, Customer Advocacy. From March 1998 through July 2000, he was President, Microelectronics at Sun. Previously, Mr. Friedman was Vice President, Worldwide Operations, Vice President of Supply Management and Vice President, West Coast Operations. Mr. Friedman joined Sun in 1989. From 1985 through 1989, he was Vice President, Worldwide Operations and Customer Service at Prime Computer, a mini-computer company. Prior to that, he held executive positions at Apollo Computer, a workstation manufacturer, and Polaroid Corporation, a photographic company. He was also co-founder of Tabor Corporation, a micro-floppy disc drive company. Mr. Friedman holds a BSME with honors from the City College of New York and conducted graduate work in Mechanical Engineering and Industrial Management at MIT. Mr. Friedman currently serves on the Board of Directors of Volterra Semiconductor Corporation, which produces power management semiconductors for high technology.

     C. Scott Gibson has been a Director of the Company since March 2004. Since his retirement in March 1992, Mr. Gibson has served as a director to several technology companies. He co-founded Sequent Computer Systems Inc. in 1983 (which was acquired by International Business Machines Corporation), and served as its President from January 1988 to February 1992. From 1976 to 1983, Mr. Gibson was employed at Intel Corporation as General Manager, Memory Components Operations. Mr. Gibson holds a BSEE and a MBA from the University of Illinois. He currently is serving as the Chairman of the Board of Radisys and is a member of the Board of Directors of TriQuint Semiconductor, Inc., Pixelworks, Inc., Verigy, Inc., and Northwest Natural Gas Company. Mr. Gibson is also the Vice Chairman of the Oregon Health and Science University and the Oregon Health and Science Foundation Board and a member of the Oregon Community Foundation Board.

     John F. Osborne has been a Director of the Company since May 2002 and became lead director in June 2005. Since January 1998 Mr. Osborne has been President of Competitive Customer Support, an advisor to companies that manufacture integrated circuits or supply materials, equipment and services to the microelectronics industry. Prior to forming Competitive Customer Support, Mr. Osborne was a member of the executive staff of Lam Research ("Lam"), a leading equipment supplier to the integrated circuit industry. Mr. Osborne joined Lam in 1988 and held the positions of Vice President of Strategic Development, Vice President of Quality and Vice President of Customer Support. Prior to joining Lam, Mr. Osborne held management positions at both Motorola, Inc. and Royal Philips Electronics from 1967 to 1985. Mr. Osborne earned his degree in Metallurgical Engineering from Colorado School of Mines in 1966.

     Edward M. Saliba has been a director of the Company since March 2003. Mr. Saliba retired from Sun in June 2001, and has been a consultant since that time. From January 2002 to June 2002, he was the Chief Financial Officer of iScale, Inc., a software company. Prior to his retirement from Sun in June 2001, Mr. Saliba worked on a number of discrete projects. From January 2000 to April 2001, he was Vice President of Operations and Chief of Staff of iPlanet.com, a Sun and Netscape alliance. From June 1999 to January 2000, Mr. Saliba served as Vice President Human Resources of Sun. From May 1998 to June 1999 he served as Vice President, Finance, of the Software Division of Sun. From February 1996 to May 1998, he served as Vice President of Finance of SunSoft, Inc., an internet software company. From May 1994 to February 1996, he served as Director of Finance of Sun Microelectronics. From May 1993 to May 1994, he served as Director of Finance of SMCC Worldwide Operations. From June 1991 to May 1993, he served Director of Finance of SMCC Engineering. From April 1989 to June 1991, he served as Finance Manager and Director of East Coast Operations of Sun. Mr. Saliba was a Public Governor on the Pacific Stock and Option Exchange from February 1999 to February 2003. Mr. Saliba served on the Board of Directors for Brio Software, Inc. from January 2002 through July 2003 when the company was acquired by Hyperion Solutions, Inc. Mr. Saliba served on the Board of Directors of Everypath, Inc. from 2004-2005.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company's Common Stock as of September 1, 2006 by (i) each stockholder known to the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each of the

Company's directors, (iii) the Chief Executive Officer and the four other most highly compensated executive officers of the Company (collectively, the "Named Executive Officers") and (iv) all executive officers and directors of the Company as a group.

                          Shares Beneficially Owned (1)
                          -----------------------------

                                             Amount and Nature of   Percent of
Name and Address of Beneficial Owners        Beneficial Ownership    Class (2)
-------------------------------------        --------------------    ---------

Westcliff Capital Management
200 Seventh Avenue Suite 105
Santa Cruz, CA  95062-4669  US (3) ........           2,563,529          9.70%

Fairfield Greenwich Limited
919 Third Avenue 11th floor
New York, NY  10022-3917  US(4)............           1,615,200          6.11%

Royce and Associates, LLC
1414 Avenue of the Americas 9th floor
New York, NY  10019-2578  US (5) ..........           2,256,227          8.53%

Peninsula Capital Management
235 Pine Street Suite 1818
San Francisco, CA  94104-2751  US (6)......           1,774,997          6.71%

Dimensional Fund Advisors, Inc.
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401 (7) ...............           1,458,781          5.51%
Keith L. Barnes (8) .......................             522,500          1.94%
Wayne E. Woodard (9)  .....................             267,087          1.00%
Thomas E. Brunton (10) ....................             184,342             *
Robert J. Frankenberg (11) ................              97,500             *
Mel Friedman (12) .........................              90,000             *
Richard J. Casler, Jr. (13). ..............              83,333             *
Wesley D. Highfill (14)....................              81,250             *
John F. Osborne (15) ......................              70,000             *
Edward M. Saliba (16) .....................              52,500             *
Thomas M. Rohrs (17) ......................              40,000             *
C. Scott Gibson (18) ......................              40,000             *
Fusen E. Chen (19) ........................              30,000             *
All executive officers and directors as a
group  (13 persons) (20) ..................           1,767,663          6.27%

-----------
*    Less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of September 1, 2006 are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of each other person. To the Company's knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name.
(2) Percentage beneficially owned is based on 26,436,922 shares of Common Stock outstanding as of September 1, 2006.
(3) Based on a Schedule 13G filed with the Securities and Exchange Commission on February 10, 2006. Westcliff Capital Management LLC, a California corporation, has sole voting power and sole dispositive power with respect to 2,563,529 shares of the Company's Common Stock.
(4) Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2006. Fairfield Greenwich Advisors LLC, a Company incorporated under the laws of the Cayman Islands, has sole voting power and sole dispositive power with respect to 1,615,200 shares of the Company's Common Stock.

(5) Based on a Schedule 13G/A filed with the Securities and Exchange Commission on August 7, 2006. Royce & Associates LLC, a Delaware corporation, has sole voting power and sole dispositive power with respect to 2,256,227 shares of the Company's Common Stock.
(6) Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2006, Peninsula Capital Management, Inc., a California corporation, has shared voting power and shared dispositive power with respect to 1,774,997 shares of the Company's Common Stock.
(7) Based on a Schedule 13G/A filed with the Securities and Exchange Commission on February 6, 2006, Dimensional Fund Advisors, Inc., a Delaware corporation, has sole voting power and sole dispositive power with respect to 1,458,781 shares of the Company's Common Stock.
(8)  Includes 512,500 options exercisable within 60 days of September 1, 2006.
(9)  Represents 267,087 options exercisable within 60 days of September 1, 2006.
(10) Includes 183,250 options exercisable within 60 days of September 1, 2006.
(11) Represents 97,500 options exercisable within 60 days of September 1, 2006.
(12) Represents 90,000 options exercisable within 60 days of September 1, 2006.
(13) Represents 83,333 options exercisable within 60 days of September 1, 2006.
(14) Includes 77,500 options exercisable within 60 days of September 1, 2006.
(15) Represents 70,000 options exercisable within 60 days of September 1, 2006.
(16) Represents 52,500 options exercisable within 60 days of September 1, 2006.
(17) Represents 40,000 options exercisable within 60 days of September 1, 2006.
(18) Represents 40,000 options exercisable within 60 days of September 1, 2006
(19) Represents 30,000 options exercisable within 60 days of September 1, 2006
(20) Includes 1,749,821 options exercisable within 60 days of September 1, 2006.

                                 PROPOSAL NO. 2

               APPROVAL OF THE COMPANY'S 2006 STOCK INCENTIVE PLAN

     The Board has unanimously approved for submission to a vote of the stockholders a proposal to adopt the Electroglas, Inc. 2006 Stock Incentive Plan (the "2006 Plan"). The purpose of the 2006 Plan is to retain key employees and directors of the Company having experience and ability, to attract new employees and directors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its subsidiaries. The Board believes that grants of options and other forms of equity participation may become an increasingly important means to retain and compensate employees and directors. The Company's 1997 Stock Incentive Plan (the "1997 Plan") will expire on June 16, 2007. In order for the Company to continue to grant equity based awards, it is necessary for the Company to adopt the 2006 Plan to replace the 1997 Plan. If adopted by the stockholders at the Annual Meeting, the 2006 Plan will immediately replace the 1997 Plan and the Company's 2001 Non-Officer Employee Stock Incentive Plan (the "2001 Plan") and no further options or other awards will be granted under the 1997 Plan or the 2001 Plan. The 2006 Plan will only become effective if approved by the Company's stockholders.

     If approved by the stockholders, a total of 4,000,000 shares of Common Stock will be initially reserved for issuance under the 2006 Plan, plus the number of shares of Common Stock that remain available for grants of awards under each of the 1997 Plan and the 2001 Plan as of the date the 2006 Plan is approved, plus any shares of Common Stock that would otherwise return to the 1997 Plan and the 2001 Plan as a result of forfeiture, termination or expiration of awards previously granted under the 1997 Plan and the 2001 Plan. The number of shares of Common Stock available under the 2006 Plan will be subject to adjustment in the event of a stock split, stock dividend, or other similar change in the Common Stock or capital structure of the Company as well as other extraordinary transactions such as a merger, spin-off, reorganization, etc. Capitalized terms used but not defined in this Proposal No. 2 shall have the same meaning as in the 2006 Plan unless otherwise indicated.


                                                   1997 Plan       2001 Plan
                                                   ---------       ---------
Number of Shares Available For Grant as            1,086,491        963,554
    of 9/1/06
Number of Shares under Outstanding                 1,552,670        761,912
     Awards as of 9/1/06

     A general description of the principal terms of the 2006 Plan as proposed is set forth below. This description is qualified in its entirety by the terms of the 2006 Plan, a copy of which is attached to this Proxy Statement as Appendix B and is incorporated herein by reference.

General Description

     Purpose. The purpose of the 2006 Plan is to provide the Company's employees, consultants and directors, whose present and potential contributions are important to the success of the Company, an incentive, through ownership of the Company's Common Stock, to continue in service to the Company, and to help the Company compete effectively with other enterprises for the services of qualified individuals.

     Shares Reserved for Issuance under the 2006 Plan. If approved by the stockholders, a total of 4,000,000 shares of Common Stock will be initially reserved for issuance under the 2006 Plan, plus the number of shares of Common Stock that remain available for grants of awards under each of the 1997 Plan and the 2001 Plan as of the date the 2006 Plan is approved, plus any shares of

Common Stock that would otherwise return to the 1997 Plan and the 2001 Plan as a result of forfeiture, termination or expiration of awards previously granted under the 1997 Plan and the 2001 Plan; provided, however, that the total number of shares of Common Stock that may granted pursuant to incentive stock options under the 2006 Plan is 4,000,000. The number of shares of Common Stock available under the 2006 Plan will be subject to adjustment in the event of a stock split, stock dividend, or other similar change in the Common Stock or capital structure of the Company as well as other extraordinary transactions such as a merger, spin-off, reorganization, etc. Notwithstanding the foregoing and subject to any adjustments as described above, the maximum aggregate number of shares of Common Stock which may be issued pursuant to Awards (other than stock appreciation rights and stock options) is 2,000,000 shares of Common Stock.

     The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 750,000 shares. In addition, in connection with a participant's commencement of continuous service, a participant may be granted options and stock appreciation rights for up to an additional 750,000 shares which shall not count against the limit set forth in the previous sentence. For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 750,000 shares. The foregoing limitations shall be adjusted proportionately by the Administrator in connection with any change in the Company's capitalization due to a stock split, stock dividend or similar event affecting the Common Stock of the Company as well as other extraordinary transactions such as a merger, spin-off, reorganization, etc. and its determination shall be final, binding and conclusive

     Administration. The 2006 Plan is administered, with respect to grants to employees, directors, officers, and consultants, by the plan administrator (the "Administrator"), defined as the Board or one or more committees designated by the Board. The 2006 Plan will be administered by the compensation committee. With respect to grants to officers and directors, the committee shall be constituted in such a manner as to satisfy applicable laws, including Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and Section 162(m) of the Code.

     Terms and Conditions of Awards. The 2006 Plan provides for the grant of stock options, restricted stock, restricted stock units, and stock appreciation rights (collectively referred to as "awards"). Stock options granted under the 2006 Plan may be either incentive stock options under the provisions of Section 422 of the Code, or nonqualified stock options. Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to employees, directors and consultants of the Company and its related entities. To the extent that the aggregate fair market value of shares of the Company's Common Stock subject to options designated as incentive stock options which become exercisable for the first time by a participant during any calendar year exceeds $100,000, such excess options shall be treated as nonqualified stock options. Under the 2006 Plan, awards may be granted to such employees, directors or consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time. Each award granted under the 2006 Plan shall be designated in an award agreement.

     The Administrator may issue awards under the 2006 Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a related entity acquiring another entity, an interest in another entity or an additional interest in a related entity whether by merger, stock purchase, asset purchase or other form of transaction. Subject to applicable laws, the Administrator has the authority, in its discretion, to select employees, directors and consultants to whom awards may be granted from time to time, to determine whether and to what extent awards are granted, to determine the number of shares of the Company's Common Stock or the amount of other consideration to be covered by each award (subject to the limitations set forth under the above sub-section of this Proposal No. 2

"--Shares Reserved for Issuance under the 2006 Plan"), to approve award agreements for use under the 2006 Plan, to determine the terms and conditions of any award (including the vesting schedule applicable to the award), to amend the terms of any outstanding award granted under the Plan, to construe and interpret the terms of the 2006 Plan and awards granted, to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable non-U.S. jurisdictions and to take such other action not inconsistent with the terms of the 2006 Plan, as the Administrator deems appropriate.

     The term of any award granted under the 2006 Plan may not be for more than six (6) years (or five (5) years in the case of an incentive stock option granted to any participant who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company), excluding any period for which the participant has elected to defer the receipt of the shares or cash issuable pursuant to the award pursuant to a deferral program the Administrator may establish in its discretion.

     The 2006 Plan authorizes the Administrator to grant incentive stock options and non-qualified stock options at an exercise price not less than 100% of the fair market value of the Common Stock on the date the option is granted (or 110%, in the case of an incentive stock option granted to any employee who owns stock representing more than 10% of the combined voting power of the Company or any parent or subsidiary of the Company). In the case of stock appreciation rights, the base appreciation amount shall not be less than 100% of the fair market value of the Common Stock on the date of grant. In the case of awards intended to qualify as performance-based compensation, the exercise or purchase price, if any, shall be not less than 100% of the fair market value per share on the date of grant. In the case of all other awards granted under the 2006 Plan, the exercise or purchase price shall be determined by the Administrator. The exercise or purchase price is generally payable in cash, check, shares of Common Stock or with respect to options, payment through a broker-dealer sale and remittance procedure or a "net exercise" procedure.

     The 2006 Plan provides that any amendment that would adversely affect the grantee's rights under an outstanding award shall not be made without the grantee's written consent, provided, however, that an amendment or modification that may cause an incentive stock option to become a non-qualified stock option shall not be treated as adversely affecting the rights of the grantee. The 2006 Plan also provides that stockholder approval is required in order to (i) reduce the exercise price of any option or the base appreciation amount of any stock appreciation right awarded under the 2006 Plan or (ii) cancel any option or stock appreciation right awarded under the 2006 Plan in exchange for another award at a time when the exercise price exceeds the fair market value of the underlying shares unless the cancellation and exchange occurs in connection with a Corporate Transaction.

     Under the 2006 Plan, the Administrator may establish one or more programs under the 2006 Plan to permit selected grantees the opportunity to elect to defer receipt of consideration payable under an award. The Administrator also may establish under the 2006 Plan separate programs for the grant of particular forms of awards to one or more classes of grantees.

     Termination of Service. An award may not be exercised after the termination date of such award as set forth in the award agreement. In the event a participant in the 2006 Plan terminates continuous service with the Company, an award may be exercised only to the extent provided in the award agreement. Where an award agreement permits a participant to exercise an award following termination of service, the award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the award, whichever comes first. Any award designated as an incentive stock option, to the extent not exercised within the time permitted by law for the exercise of incentive stock options following the termination of employment, shall convert automatically to a non-qualified stock option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the award agreement.

     Transferability of Awards. Under the 2006 Plan, incentive stock options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised during the lifetime of the participant only by the participant. Other awards shall be transferable only by will and by the laws of descent and distribution and during the lifetime of a participant, to the extent and in the manner authorized by the Administrator, but only to the extent such transfers are made to family members, to family trusts, to family controlled entities, to charitable organizations, and pursuant to domestic relations orders or agreements, in all cases without payment for such transfers to the participant. The 2006 Plan permits the designation of beneficiaries by holders of awards, including incentive stock options.

     Section 162(m) of the Code. The maximum number of shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 750,000 shares. In addition, in connection with a participant's commencement of continuous service, a participant may be granted options and stock appreciation rights for up to an additional 750,000 shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately by the Administrator in connection with any change in the Company's capitalization due to a stock split, stock dividend or similar event affecting the Common Stock of the Company as well as other extraordinary transactions such as a merger, spin-off, reorganization, etc. and its determination shall be final, binding and conclusive. Under Code Section 162(m) no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company's chief executive officer and the four other most highly compensated officers of the Company. An exception to this rule applies to compensation that is paid pursuant to a stock incentive plan approved by stockholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options or stock appreciation rights granted under such a plan and with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation, if any option or stock appreciation right is canceled, the cancelled award shall continue to count against the maximum number of shares of Common Stock with respect to which an award may be granted to a participant.

     For awards of restricted stock and restricted stock units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of shares subject to such awards that may be granted to a participant during a calendar year is 750,000 shares. The foregoing limitations shall be adjusted proportionately by the Administrator in connection with any change in the Company's capitalization due to a stock split, stock dividend or similar event affecting the Common Stock of the Company as well as other extraordinary transactions such as a merger, spin-off, reorganization, etc. and its determination shall be final, binding and conclusive. In order for restricted stock and restricted stock units to qualify as performance-based compensation, the Administrator must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which it relates and while the outcome is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard.

     The 2006 Plan includes the following performance criteria that may be considered by the Administrator when granting performance-based awards: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added and (xvii) market share.

     Change in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by outstanding awards, the number of shares of Common Stock that have been authorized for issuance under the 2006 Plan, the exercise or purchase price of each outstanding award, the maximum number of shares of Common Stock that may be granted subject to awards to any participant in a calendar year, and the like, shall be proportionally adjusted by the Administrator in the event of (i) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, stock dividend, combination or reclassification or similar event affecting the Common Stock of the Company, (ii) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete), distribution of cash or other assets to stockholders other than a normal cash dividend, or any similar transaction; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive.

     Corporate Transaction. The Administrator has the authority to provide for the full or partial automatic vesting and exercisability for all of the shares at the time represented by the awards and the release from restrictions on transfer and repurchase or forfeiture rights of such awards, before or at the time of a Corporate Transaction (as defined in the 2006 Plan). Effective upon the consummation of a Corporate Transaction, all outstanding awards shall terminate. However, all such awards shall not terminate to the extent the contractual obligations represented by the awards are assumed by the successor entity.

     Change in Control. The Administrator has the authority to provide for the full or partial automatic vesting and exercisability for all of the shares at the time represented by the awards and the release from restrictions on transfer and repurchase or forfeiture rights of such awards, before or at the time of a Change in Control (as defined in the 2006 Plan).

     Amendment, Suspension or Termination of the 2006 Plan. The Board may at any time amend, suspend or terminate the 2006 Plan. The 2006 Plan will be for indefinite term unless terminated by the Board. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to awards granted to residents therein, the Company shall obtain stockholder approval of any such amendment to the 2006 Plan in such a manner and to such a degree as is required.

Certain Federal Tax Consequences

     The following summary of the federal income tax consequences of the 2006 Plan and the awards granted thereunder is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss non-U.S., state or local tax consequences or additional guidance that is expected to be issued by the Treasury Department under Section 409A of the Code.

     Nonqualified Stock Options. The grant of a nonqualified stock option under the 2006 Plan will not result in any federal income tax consequences to the optionholder or to the Company. Upon exercise of a nonqualified stock option, the optionholder is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the optionholder, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the optionholder's total compensation is deemed reasonable in amount. Any gain or loss on the optionholder's subsequent disposition of the shares of Common Stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

     In the event a nonqualified stock option is amended, such option may be considered deferred compensation and subject to the rules of new Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A, can result in an additional 20% tax obligation, plus penalties and interest. Currently how the additional tax and penalties and interest will be applied is unclear.

     Incentive Stock Options. The grant of an incentive stock option under the 2006 Plan will not result in any federal income tax consequences to the optionholder or to the Company. An optionholder recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the optionholder has held the shares of Common Stock. If the optionholder does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the optionholder will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

     If the optionholder fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a "disqualifying disposition"). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the optionholder, subject to possible limitations imposed by Section 162(m) of the Code and so long as the optionholder's total compensation is deemed reasonable in amount.

     The "spread" under an incentive stock option -- i.e., the difference between the fair market value of the shares at exercise and the exercise price -- is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If an optionholder's alternative minimum tax liability exceeds such optionholder's regular income tax liability, the optionholder will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the optionholder must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

     In the event an incentive stock option is amended, such option may be considered deferred compensation and subject to the rules of new Section 409A of the Code. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A, can result in an additional 20% tax obligation, plus penalties and interest. Currently how the additional tax and penalties and interest will be applied is unclear. In addition, the amendment of an incentive stock option may convert the option from an incentive stock option to a nonqualified stock option.

     Restricted Stock. The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient's total compensation is deemed reasonable in amount. Any gain or loss on the recipient's subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.

     Recipients of restricted stock may make an election under Section 83(b) of the Code ("Section 83(b) Election") to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.

     Stock Appreciation Rights. Recipients of stock appreciation rights ("SARs") generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient's total compensation is deemed reasonable in amount.

     A SAR can be considered non-qualified deferred compensation and subject to the new Section 409A of the Code. A SAR that does not meet the requirements of Code Section 409A will result in an additional 20% tax obligation, plus penalties and interest to such recipient. Currently, how the additional tax, penalties and interest will be applied is unclear.

     Restricted Stock Units. Recipients of restricted stock units generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such conversion. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock units. Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient's total compensation is deemed reasonable in amount.

     Restricted stock units also can be considered non-qualified deferred compensation and subject to the new Section 409A of the Code. A grant of restricted stock units that does not meet the requirements of Code Section 409A will result in an additional 20% tax obligation, plus penalties and interest to such recipient. Currently, how the additional tax, penalties and interest will be applied is unclear.

New Plan Benefits

     As of the date of this Proxy Statement, no executive officer, employee or director, and no associate of any executive officer or director, has been granted any awards under the 2006 Plan. The benefits to be received by the Company's directors, executive officers and employees pursuant to the 2006 Plan are not determinable at this time.

Vote Required

     The affirmative vote of holders of a majority of the shares of Common Stock, present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve the 2006 Plan.

     THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE ADOPTION THE 2006 PLAN.

                                 PROPOSAL NO. 3

  RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     On July 7, 2005, upon the recommendation of the Company's Audit Committee, the Company's Board of Directors voted to approve the engagement of BDO Seidman, LLP as the Company's independent registered public accounting firm. BDO Seidman, LLP replaced Ernst & Young, LLP ("E&Y"), who was dismissed as the Company's independent registered public accounting firm effective upon completion of their review of the financial statements relating to the Company's Transition Report on Form 10-Q. E&Y completed their review of the Transition Report on July 11, 2005. E&Y had audited the financial statements of the Company since 1993 and served as the Company's independent registered public accounting firm for the year ended December 31, 2004.

     The reports of E&Y on the consolidated financial statements for the years ended December 31, 2003 and December 31, 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the years ended December 31, 2004 and 2003 and the interim period through July 11, 2005, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y would have caused E&Y to make reference to the subject matter of the disagreements in their reports on the financial statements for such years.

     During the years ended December 31, 2004 and 2003 and the interim period through July 11, 2005, there were no reportable events (as defined in Regulation S-K Item 304(a)(i)(v)).

     During the years ended December 31, 2004 and 2003 and the interim period through July 11, 2005, the Company did not consult with BDO Seidman, LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as described in Item 304(a)(i)(v) of Regulation S-K).

     The Company provided E&Y with a copy of the foregoing statements and received a letter from E&Y stating its agreement with such statements. The Company filed the letter as an exhibit to its current report on Form 8-K filed with the Securities and Exchange Commission on July 11, 2005.

     In July 2005,  the Company  changed its fiscal year from December 31 to May
31. The Board of Directors used the services of BDO Seidman LLP for the transition period ended May 31, 2005 and for the new fiscal year that ended on May 31, 2006. BDO Seidman LLP has been appointed by the Board to continue as the Company's independent registered public accounting firm for the fiscal year ending May 31, 2007. Although the Company is not required to seek stockholder approval of its selection of an independent registered public accounting firm, the Board believes it to be sound corporate governance to do so. If the appointment is not ratified, the Board will investigate the reasons for stockholder rejection and will reconsider its selection of its independent registered public accounting firm.

     Ratification of this proposal requires the affirmative vote of a majority of the shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock entitled to vote and voting at the Annual Meeting, the Company will review its future selection of independent registered public accounting firms.

     Representatives of BDO Seidman, LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.


                     PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit and Non-Audit Fees

     The following table presents fees for professional audit services rendered by BDO Seidman, LLP for the five month period ended May 31, 2005 and the year ended May 31, 2006 and fees billed for other services rendered by BDO Seidman, LLP during that period.

                                                            Five months ending
                                     Fiscal 2006              May 31, 2005
                                     -----------              ------------
Audit Fees (1)*                       $612,312                     $75,000
Audit-Related Fees (2)                  23,000                        ----
Tax Fees (3)                              ----                        ----
All Other Fees (4)                        ----                        ----

(1) Audit Fees consist of fees billed for professional services rendered for the audit of the Company's consolidated annual financial statements and internal controls and the review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by BDO Seidman, LLP in connection with statutory and regulatory filings or engagements.
(2) Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company's consolidated financial statements and are not reported under "Audit Fees." There were no Audit-Related Fees incurred the five months ended May 31, 2005.
(3) Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advisor and tax planning (domestic and international). There were no tax fees in the five months ended May 31, 2005 and Fiscal 2006.
(4)  All Other Fees consist of fees for services not reported above.
* Amounts reflect fees billed to date for services rendered in connection with the integrated audit of the financial statement and internal controls for fiscal 2006.

     The Audit Committee has considered whether services other than audit and audit-related services provided by BDO Seidman, LLP are compatible with maintaining the independence of BDO Seidman, LLP.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

     The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a policy for the pre-approval of services provided by the independent registered public accounting firm. Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also provide pre-approval for particular services on a case-by-case basis. For each proposed service, the independent registered public accounting firm is required to provide detailed back-up documentation at the time of approval.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MAY 31, 2007.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

     The following Summary Compensation Table sets forth certain information on compensation of the Company's Named Executive Officers for twelve months period ended May 31, 2006 (`2006), the five month period ended May 31, 2005 (`2005'), and the twelve month periods ended December 31, 2004 (`2004') and 2003 (`2003').

                                            Annual Compensation             Long Term Compensation
                                   -----------------------------------  -----------------------------
                                                                          Securities
                                                                          Underlying       All Other
                                                  Salary        Bonus       Options      Compensation
   Name and Principal Position        Period        ($)        ($)(1)         (#)             ($)
-------------------------------    ----------- -----------  ----------  --------------     ---------
Thomas M. Rohrs (2)                    2006      $42,433(3)  $    --         450,000      $  298  (4)
  Chief Executive Officer and
  Chairman of the Board........

Keith L Barnes (5)                     2006      289,202      72,000               -       1,590  (6)
  Chief Executive Officer and          2005      130,570           -         125,000         584  (6)
  Chairman of the Board........        2004      310,469     144,000               -       1,380  (6)
                                       2003       48,885           -         900,000         265  (6)

Wesley Highfill (7)                    2006      189,528      55,662               -         480  (8)
  Vice President Worldwide             2005       78,759      14,798          18,000         168  (8)
  Sales and Applications.......

Richard Casler (9)                     2006      202,516      37,500               -         953 (10)
  Vice President Engineering...        2005       87,260           -          40,000         385 (10)
                                       2004      140,308           -          50,000         701 (10)

Wayne E. Woodard                       2006      187,461      24,118               -         402 (11)
  Vice President, Service and          2005       79,290           -          30,000         186 (11)
  Operations...................        2004      197,230       3,125               -         440 (11)
                                       2003      194,358           -          70,000       2,835 (11)

Thomas E. Brunton
  Vice President, Administration,      2006      167,514      22,500               -       1,647 (12)
  Chief Financial Officer,             2005       81,387      10,000          30,000         764 (12)
  Secretary And Treasurer              2004      181,803      10,000               -       1,806 (12)
                                       2003      186,916           -          65,000       4,506 (12)

----------

(1) Bonus amounts were determined by certain performance criteria and sales incentives.
(2) Mr. Rohrs was appointed the Company's Chief Executive Officer and Chairman of the Board in April 2006 and has been a director of the Company since December 2004.
(3) Represents salary as Chairman of the Board and Chief Executive Officer since April 2006. For fees paid for services as a director prior to becoming an employee of the Company, see section entitled "Compensation of Directors".
(4)  Represents life insurance premiums by the Company on behalf of Mr. Rohrs.
(5) Mr. Barnes was appointed the Company's Chief Executive Officer and Chairman of the Board in October 2003, and resigned those positions in April 2006.
(6) Represents life insurance premiums paid by the Company on behalf of Mr. Barnes.
(7) Mr. Highfill, the Company's Vice President of Worldwide Sales and Application became an officer of the Company in March 2005.
(8) Represents life insurance premiums paid by the Company on behalf of Mr. Highfill.
(9)  Mr. Casler joined the Company in April 2004.
(10) Represents life insurance premiums paid by the Company on behalf of Mr. Casler.
(11) Represents $2,424 and $2,216 paid in 2003 to Mr. Woodard as contributions by the Company under its 401(k) plan, and $402, $186, $440, and $411 in life insurance premiums paid in 2006, 2005, 2004, and 2003, respectively, by the Company on behalf of Mr. Woodard.
(12) Represents $2,700 paid in 2003 to Mr. Brunton as contributions by the Company under its 401(k) plan, and $1,647 and $764, $1,806, and $1,875 in life insurance premiums paid in 2006, 2005, 2004, and 2003, respectively, by the Company on behalf of Mr. Brunton.

Option Grants in Last Fiscal Year

     The following tables provide certain information with respect to stock options granted to the Named Executive Officers during the five month period ended May 31, 2005 and the fiscal year ended May 31, 2006. In addition, as required by the Securities and Exchange Commission rules, the table sets forth the potential realizable value over the term of the option (the period from the grant to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent the Company's estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of the Common Stock.

                               Five month period ending May 31, 2005
                                         Individual Grants
                      ----------------------------------------------------------
                                                                                        Potential Realizable Value at
                          Number of          % of Total                                      Assumed Annual Rate
                         Securities           Options        Exercise                   of Stock Price Appreciation
                          Underlying         Granted to     Price Per                       for Option Term
                           Options          Employees in      Share        Expiration     -----------------------
                      Granted in 2005 (#)     2005 (1)      ($/Sh) (2)       Date          5% ($)        10% ($)
                      -------------------     --------      ----------       ----         --------       --------
Name
----
Keith L. Barnes        125,000 (3)            17.78%       $3.90          1/18/2010 (4)      $134.687     $297,624
Wesley D. Highfill      18,000 (5)             2.56%        4.01           2/1/2009 (6)        15,555       33.498
Richard J. Casler, Jr.  40,000 (5)             5.69%        4.01           2/1/2009 (6)        34,567       74.442
Wayne E. Woodard        30,000 (5)             4.27%        4.01           2/1/2009 (6)        25,925       55,831
Thomas E. Brunton       30,000 (5)             4.27%        4.01           2/1/2009 (6)        25,925       55,831

----------
(1) Based on a total of 703,100 options granted to employees and directors of the Company in the five months ended May 31, 2005, including the Named Executive Officers.
(2) The exercise price per share of options granted represented the fair market value of the underlying shares of Common Stock on the date the options were granted.
(3)  Option fully vests in two years on the anniversary of the grant date.
(4) The options granted have a term of five years, subject to earlier termination upon the occurrence of certain events related to termination of employment.
(5) Option vests at the rate of 1/24th of the total shares granted on the first month anniversary of the grant date and the remaining shares vest monthly, such that the option is fully vested 24 months from the grant date.
(6) The options granted have a term of four years, subject to earlier termination upon the occurrence of certain events related to termination of employment.

                               Twelve months ending May 31, 2006
                                         Individual Grants
                      ----------------------------------------------------------
                                                                                        Potential Realizable Value at
                          Number of          % of Total                                      Assumed Annual Rate
                         Securities           Options        Exercise                   of Stock Price Appreciation
                          Underlying         Granted to     Price Per                       for Option Term
                           Options          Employees in      Share        Expiration     -----------------------
                      Granted in 2006 (#)     2006 (1)      ($/Sh) (2)       Date          5% ($)        10% ($)
                      -------------------     --------      ----------       ----         --------       --------
Name
----
Thomas M. Rohrs        200,000 (3)            28.02%          $4.86       4/12/2013 (5)     $395,701       $922,153
                       250,000 (4)            35.03%          $4.86       4/12/2013 (5)     $494,627     $1,152,691

Keith L. Barnes               ---               ---             ---             ---              ---            ---

Wesley D. Highfill            ---               ---             ---             ---              ---            ---

Richard J. Casler, Jr.        ---               ---             ---             ---              ---            ---

Wayne E. Woodard              ---               ---             ---             ---              ---            ---

Thomas E. Brunton             ---               ---             ---             ---              ---            ---

----------
(1) Based on a total of 713,750 options granted to employees and directors of the Company in the twelve months ended May 31, 2006, including the Named Executive Officers.
(2) The exercise price per share of options granted represented the fair market value of the underlying shares of Common Stock on the date the options were granted.
(3) Option vests at the rate of 25% of the total shares granted on the first anniversary of the grant date and the remaining shares vest yearly, such that the option is fully vested four years from the grant date.
(4) Options vest when certain Company objectives, set forth by the Board of Directors are met.
(5) The options granted have a term of seven years, subject to earlier termination upon the occurrence of certain events related to termination of employment.

Aggregated  Option  Exercises  in Last  Fiscal  Year and Fiscal  Year End Option
Values

     The following table discloses information for the Named Executive Officers regarding options to purchase the Company's Common Stock exercised during the five month period ended May 31, 2005 and the fiscal year 2006 and options to purchase the Company's Common Stock held at the end of fiscal year 2006.

                                                    Number of Securities Underlying       Value of Unexercised in-the-
                           Number of                    Unexercised Options at                  Money Options at
                            Shares        Value             May 31, 2006(#)               ------------------------------
                           Acquired on   Realized   --------------------------------            May 31, 2006($)(1)
      Name                Exercise (#)     ($)        Exercisable      Unexercisable        Exercisable   Unexercisable
-----------------------   -----------      ---      ---------------    -------------      -------------   --------------
Thomas M. Rohrs........       -             -             40,000           450,000         $ 1,800           $     -

Keith L. Barnes........       -             -            512,500                 -         169,125                 -

Wesley D. Highfill.....       -             -             59,750            33,250          29,120            17,420

Richard J. Casler, Jr..       -             -             75,000            15,000               -                 -

Wayne E. Woodard.......       -             -            258,337            23,750          49,425            21,375

Thomas E. Brunton......       -             -            174,812            22,188          43,546            18,704

------------

(1) Value is based on the stock price of the Company's Common Stock at May 31, 2006 ($3.48), minus the exercise price.

Employment Agreements

     Thomas M. Rohrs. On April 7, 2006, the Company entered into an Employment Agreement with Mr. Thomas M. Rohrs, (the "Employment Agreement"). Pursuant to the Employment Agreement, Mr. Rohrs was appointed Chief Executive Officer and Chairman of the Board of the Company effective April 7, 2006. Mr. Rohrs' initial base salary is $310,000 per year. In addition, Mr. Rohrs is eligible to receive a target incentive bonus of up to $230,000 during the 2007 fiscal year based on his achievement of performance targets determined by the Board of Directors. Mr. Rohrs was granted an option (the "Initial Option") to purchase 200,000 shares of the Company's Common Stock (the "Shares") pursuant to the 1997 Stock Incentive Plan (the "1997 Plan") 2 days ("Effective Grant Date") after the announcement of the change of Chief Executive Officer. The Initial Option vests over four years such that 25% of the Shares vest one year after the Effective Grant Date and 25% of the remaining Shares vest on each yearly anniversary of the Effective Grant Date thereafter. In addition, on the Effective Grant Date, Mr. Rohrs was granted a supplemental option (the "Supplemental Shares") to purchase 250,000 Shares pursuant to the 1997 Plan. The Supplemental Shares will vest upon the achievement of certain performance goals determined by the Board of Directors.

     Pursuant to the Employment Agreement, Mr. Rohrs is entitled to a Change of Control Agreement, which includes the current salary plus bonus, of 24 months triggered upon both a successful completion of a board and shareholder approved acquisition and a subsequent not for cause termination of his services as Chief Executive Office, within 12 months after the change of control. The terms of the severance agreement will comply with Code Section 409A.

     Keith L. Barnes. Mr. Barnes resigned his position as the Company's Chief Executive Officer and Chairman of the Board on April 7, 2006 and terminated his employment with the Company on April 26, 2006. Per the Consulting Agreement
signed on April 12, 2006 and the Clarification of the Consulting Agreement signed on July 6, 2006, Mr. Barnes will receive $1,500 dollars per quarter for his services as a consultant to the Company. Mr. Barnes' options that were vested at the time of cessation of his employment will remain exercisable. However, Mr. Barnes' unvested options were forfeited. The term of the Clarification of the Consulting Agreement is 21 months from April 26, 2006, the date of cessation of Mr. Barnes' employment.

Equity Compensation Plan Information

     The following table presents information about the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under all of the Company's existing equity compensation plans as of May 31, 2006, including the Company's 1993 Long-Term Stock Incentive Plan, the 1997 Plan, the 2001 Non-Officer Employee Stock Incentive Plan and the 2002 Employee Stock Purchase Plan.

                                                (a)                                                   (c)
                                        Number of securities            (b)                  Number of securities
                                        future issuance under       Weighted-average        remaining available for
                                         to be issued upon         exercise price of         equity compensation
                                            exercise of           outstanding options,          plans (excluding
                                        outstanding options,      warrants, and rights      securities reflected in
Plan Category                           warrants, and rights                                      column (a))
-----------------------------------     -----------------------   ----------------------    -------------------------
Equity compensation plans                        2,140,512                 $8.26                      996,991
approved by security holders (1)
Equity compensation plans not
approved by security holders (2)(3)              1,339,300                 $4.69                      865,908
                                                 ---------                                          ----------
Total                                            3,479,812                                          1,862,899

(1) Represents shares of the Company's Common Stock issuable pursuant to the Company's 1993 Long-Term Stock Incentive Plan, 1998 Employee Stock Purchase Plan, 1997 Plan and 2002 Employee Stock Purchase Plan.

     The Amended and Restated 1993 Long-Term Stock Incentive Plan (the "1993 Plan") was originally adopted by the Board of Directors and approved by the stockholders in July 1993. The Board adopted amendments and restatements of the 1993 Plan in February 1995. These amendments and restatements were approved by the stockholders in May 1995. The 1993 Plan is administered by the Compensation Committee. Options granted pursuant to the 1993 Plan generally vest ratably over a four-year period on the anniversary of the date of grant or as determined by the Compensation Committee. The term of all options granted under the 1993 Plan shall not exceed ten years after the date of grant. The 1993 Plan terminated in June 1998 and options are no longer granted under the 1993 Plan. As of May 31, 2006, there were options outstanding to purchase 47,341 shares of the Company's Common Stock under the 1993 Plan at a weighted average exercise price of $15.82 per share, and there were no shares available for future issuance.

     The 1997 Plan was originally adopted by the Board of Directors in March 1997 and approved by the stockholders in May 1997. The 1997 Plan is administered by the Compensation Committee. Options granted pursuant to the 1997 Plan generally vest ratably over a four-year period on the anniversary of the date of grant, or as determined by the Compensation Committee. Options expire no more than seven years after the date of grant. The stock options issued under the 1997 Plan shall have an exercise price of not less than 100% of the fair market value of the Common Stock on the date of grant of the option. Options are generally non-transferable. Incentive stock options issued pursuant to the 1997 Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the optionee, only by the optionee; provided, however, that the optionee may designate a beneficiary of the optionee's incentive stock option in the event of the optionee's death on a beneficiary designation form provided by the Compensation Committee. Awards, other than incentive stock options, granted pursuant to the 1997 Plan shall be transferable to the extent provided in the specific award agreement. As of May 31, 2006 there were options outstanding to purchase 2,093,171 shares of the Company's Common Stock under the 1997 Plan at a weighted average exercise price of $8.09 per share and there were 996,991 shares available for future issuance.

     The 2002 Employee Stock Purchase Plan (the "2002 ESPP") was originally adopted by the Board in February 2002 and approved by the stockholders in May 2002. The purpose of the 2002 ESPP is to provide employees of the Company who participate in the 2002 ESPP with opportunity to purchase Common Stock of the Company through payroll deductions. The 2002 ESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code of 1986, as amended. The 2002 ESPP is implemented by twenty-four month offering periods during which there are four purchase periods. The Board of Directors may alter the duration of the offering periods without stockholder approval. The price per share at which shares are sold under the 2002 ESPP is equal to the lower of (i) 85% of the fair market value of the Common Stock on the date of commencement of the twenty-four month offering period, or (ii) 85% of the fair market value of the Common Stock on the date of purchase. The fair market value of the Common Stock on a given date is determined by the Board of Directors based upon the last sale price of the Common Stock on the Nasdaq Global Market as of such date. The purchase price of the shares is accumulated by payroll deductions during the offering period. The deductions may not exceed 15% of a participant's eligible compensation, which is defined in the 2002 ESPP to include the regular straight time gross salary in effect at the beginning of the offering period, exclusive of any payments for overtime, shift premium, bonuses, commissions, incentive compensation, incentive payments, or other compensation. Employees shall not be permitted in any Purchase Period to purchase more than 750 shares. As of May 31, 2006, there were 1,618,699 shares available for future issuance under the 2002 ESPP.

(2) The Board of Directors adopted the 2001 Non-Officer Employee Stock Incentive Plan (the "2001 Plan") in May 2001. The 2001 Plan is administered by the Compensation Committee. Pursuant to the 2001 Plan, the Compensation Committee may grant non-qualified stock options, in its discretion, to employees, independent contractors and consultants of the Company or any parent or subsidiary corporation of the Company. Only non-qualified stock options may be issued under the 2001 Plan. Stock options may not be granted to officers and directors of the Company from the 2001 Plan. Stock options shall be issued under the 2001 Plan with an exercise price of not less than 100% of the fair market value of the Common Stock on the date of grant of the option. Options may be transferred by gift or through a domestic relations order to members of the grantee's immediate family to the extent provided in the specific option agreement or in the manner and to the extent determined by the Compensation Committee. The term of all options granted under the 2001 Plan shall not exceed seven years from the date of grant. As of May 31, 2006 there were options outstanding to purchase 1,139,300 shares of the Company's Common Stock under the 2001 Plan at a weighted average exercise price of $4.96 per share and there were 865,908 shares available for future issuance.

(3) Includes 200,000 shares vested upon achievement of certain goals set for by the Board to Mr. Keith Barnes prior to his resignation. For a description of the terms of his resignation, see "Executive Compensation an Other Information--Employment Agreements."

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Compensation Committee Report, Audit Committee Report and Stock Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any such filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended .

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Compensation Policy. The Company's executive compensation program is designed to attract and retain executive officers of high caliber and ability who will contribute to the Company's long-term success, to reward executive officers who contribute to the Company's financial performance and to link executive officer compensation and stockholder interests through the Company's 1993 Long-Term Stock Incentive Plan and Amended and Restated 1997 Stock Incentive Plan (collectively the "Plans"). The Company's compensation policy, as established by the Compensation Committee, is that executive officers' total annual cash compensation should vary with the performance of the Company and that long-term incentives awarded to such officers should be aligned with the interests of the Company's stockholders.

     Compensation of the Company's executive officers consists of three principal components: salary, bonus and long-term incentive compensation. In setting compensation for all three components, the Compensation Committee consulted surveys that track the executive compensation of other leading companies in the semiconductor and semiconductor equipment industries, many of which are included in the RDG Semiconductor Composite Index used in the Stock Performance Graph.

     Salary. Base salaries are reviewed annually and set by the Compensation Committee. Salaries are set to be competitive within the semiconductor and semiconductor equipment industry.

     Bonus. The Compensation Committee met in February, April, May, June, September, December of 2005 and March of 2006 to evaluate performance and set bonuses payable to its executive officers for the 2006 fiscal year. The bonus incentive program is a Company-wide program with varying levels of target bonuses for each employee of the Company. The individual bonus is calculated as a percentage of base salary which percentage is increased for higher positions within the Company, putting a greater percentage of compensation at risk for more senior positions. The bonus levels are set relative to other leading companies in the semiconductor equipment industry. The level of operating profit achieved, and other financial and operating goals, determine the actual bonus payments. Goals are set at the beginning of the fiscal year and reviewed at the end of the year for level of achievement. Operating goals involve quality, product development, operation effectiveness and other goals targeted to improve the Company's long-term performance. Individual performance by an executive may impact his or her bonus payment. The Company revised the bonus incentive plan program in 2005 to provide for payment of bonuses based upon certain performance criteria. Accordingly, Messrs. Brunton, Boyle, Casler, and Woodard received bonuses based upon performance during the period of January 1, 2005 through May 31, 2006. Messr. Highfill received sales incentives based on sales during this same period.

     Long-Term Incentive Awards. The Company primarily uses stock options provided by the Plans to provide long-term incentives aligned with the interests of the Company's stockholders. The award of these options is applicable to a wide range of employees throughout the Company and at every level in the Company. The Compensation Committee administers the award of all stock options in the Company, including awards to executive officers. The Compensation Committee periodically considers whether to grant awards under the Plans to specific officers based on numerous factors including, the executive officer's position in the Company, his or her performance and responsibility, the extent to which he or she already holds an equity stake in the Company, equity participation levels of comparable executives and key personnel at other similar companies, and the officer's individual contribution to the Company's financial performance. The Plans do not provide any formula for weighing these factors, and the decision to grant an award is based on subjective and objective evaluations of the past as well as future anticipated performance and responsibilities of the officer in question. These factors were used in determining the amount of long-term incentive awards granted to employees in during the five months ended May 31, 2005 and the fiscal year ended May 31, 2006. Messrs. Barnes, Brunton, Boyle, Casler, Highfill, and Woodard were awarded option grants in the five month period ended May 31, 2005 and Messr. Rohrs was awarded option grants upon his commencement of employment with the Company.

     Compensation Policy Regarding Deductibility. The Company is required to disclose its policy regarding qualifying executive compensation for deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended. Section 162(m) provides that, for purposes of the regular income tax and the alternative minimum tax, the otherwise allowable deduction for compensation paid or accrued with respect to a covered employee of a publicly-held corporation is limited to no more than $1 million per year. It is not expected that the compensation to be paid to the Company's executive officers for fiscal 2007 will exceed the $1 million limit per officer. The Plans are structured so that any compensation deemed paid to an executive officer when he exercises an outstanding option under the Plans, with an exercise price equal to the fair market value of the option shares on the grant date, will qualify as performance-based compensation which will not be subject to the $1 million limitation.

Chief Executive Officer Compensation

     The Company's Chief Executive Officer is Thomas M. Rohrs. The compensation of the Chief Executive Officer is reviewed annually. Mr. Rohrs' base salary for the fiscal year ended May 31, 2006 was $310,000. Mr. Rohrs' base salary was established in part by comparing the base salaries of chief executive officers at other companies of similar size.

     Mr. Keith L. Barnes was the Chief Executive Officer of the Company until his resignation on April 7, 2006. Mr. Barnes' base salary for the fiscal year ended May 31, 2006 was $310,000. Mr. Barnes' base salary was established in part by comparing the base salaries of chief executive officers at other companies of similar size. Revenue, operating income targets and organizational goals were set by the Compensation Committee. Mr. Barnes earned no bonuses during the five month period ended May 31, 2005 or until his resignation on April 7, 2006.

     In summary, it is the opinion of the Compensation Committee that the adopted executive compensation policies and Plans provide the necessary total remuneration package to align properly the Company's performance and the interests of the Company's stockholders with competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.



                                            Submitted by the Compensation
                                            Committee of the Board of Directors

                                            C. Scott Gibson, Chairman
                                            Fusen E. Chen
                                            Robert J. Frankenberg
                                            John F. Osborne

AUDIT COMMITTEE REPORT

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors and is responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report on Form 10-K with management, including a discussion of the quality, not just acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     The Committee reviewed with the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles and for expressing an opinion on the effectiveness of the Company's internal control over financial reporting, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee by Statement on Auditing Standards No. 61 (as amended), other standards of the Public Company Accounting Oversight Board (United States), rules of the Securities and Exchange
Commission, and other applicable regulations. The Audit Committee has also received written disclosures and the letter from BDO Seidman, LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with BDO Seidman, LLP their independence from the Company and Company management.

     The Committee also reviewed management's report on its assessment of the effectiveness of the Company's internal control over financial reporting and the independent registered public accounting firm's report on management's assessment and the effectiveness of the Company's internal control over financial reporting.

     The Committee discussed with the Company's independent registered public accounting firm the overall scope and plans for their audit. The Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, including internal control over financial reporting; and the overall quality of the Company's financial reporting. The Committee held four meetings during the five months ended May 31, 2005 and five meetings during the fiscal year 2006.

     Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended May 31, 2006 for filing with the Securities and Exchange Commission.



                                            Submitted by the Audit Committee of
                                            the Board of Directors

                                            Edward M. Saliba, Chairman
                                            Mel Friedman
                                            John F. Osborne

STOCK PERFORMANCE GRAPH

     The following line graph compares the yearly percentage change in (i) the cumulative total stockholder return on the Company's Common Stock since December 31, 2001, with (ii) cumulative total stockholder return on (a) the Nasdaq Stock Market -- U.S. Index and (b) the RDG Semiconductor Composite Index. The comparison assumes an investment of $100 on December 31, 2001, and reinvestment of dividends, if any.

     The stock price performance shown on the graph below is not necessarily indicative of future price performance.

Electroglas -NASNM

                                          Cumulative Total Return
                                ------------------------------------------------
                                12/01    12/02    12/03    12/04    5/05    5/06


ELECTROGLAS, INC.              100.00    10.43   24.71     31.89   23.63   23.56
NASDAQ STOCK MARKET (U.S.)     100.00    70.93  105.35    114.93  109.21  115.86
RDG SEMICONDUCTOR COMPOSITE    100.00    51.49   83.91     72.30   78.70   86.96

                                                                                         Begin:  12/31/2001
                                                                                    Period End:   5/31/2006
                                                                                           End:   5/31/2006

                                          Beginning
                Transaction   Closing      No. Of      Dividend    Dividend      Shares      Ending     Cum. Tot.
Date*             Type         Price**    Shares***    per Share    Paid       Reinvested    Shares     Return
-----             ----         ------     ---------    ---------    ----       ----------    ------     ------
31-Dec-01        Begin         14.770        6.77                                            6.770      100.00

31-Dec-02      Year End         1.540        6.77                                            6.770       10.43

31-Dec-03      Year End         3.650        6.77                                            6.770       24.71

31-Dec-04      Year End         4.710        6.77                                            6.770       31.89

31-May-05      Year End         3.490        6.77                                            6.770       23.63

31-May-06       End            3.480         6.77                                            6.770       23.56

*   Specified ending dates or ex-dividends dates.
** All Closing Prices and Dividends are adjusted for stock splits and stock dividends.
*** 'Begin Shares' based on $100 investment.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     All of the executive officers of the Company (each an "Executive Officer") have entered into agreements with the Company which provide for severance benefits and acceleration of option vesting in the event of a change of control of the Company. Pursuant to the terms of the agreements, if an Executive Officer's employment is terminated under certain circumstances during the one-year period following a change in control of the Company, the Company will
(i) continue payment of the Executive Officer's base salary then in effect for one year, (ii) pay the Executive Officer a bonus based on a calculation tied to a prior year's bonus, (iii) provide for continuation of medical and dental benefits for one year, (iv) pay the Executive Officer's life insurance premiums and car allowance for one year, (v) pay accrued but unused vacation as of the date of termination, (vi) accelerate vesting of stock options and restricted shares; provided that, at least one year has elapsed between the date of the agreement and the date of termination of employment and (vii) extend the expiration date of the Executive Officer's vested stock options as of the date of termination to six months after the date of termination.

     The Company has entered into indemnification agreements with its directors and certain of its executive officers. The indemnity agreements provide, among other things, that the Company will indemnify its directors and executive officers, under the circumstances and to the extent provided therein, for expenses, damages, judgments, fines and settlements each may be required to pay in actions or proceedings which either of them may be made a party by reason of their positions as a director, executive officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company's bylaws.

STOCKHOLDER PROPOSALS

     Requirements for Stockholder Proposals to be Brought Before an Annual Meeting. For stockholder proposals to be considered properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely for the Company's 2007 annual meeting of stockholders, a stockholder's notice must be delivered to or mailed and received by the Secretary of the Company at the principal executive offices of the Company between July 9, 2007, and August 8, 2007. A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

     Requirements for Stockholder Proposals to be Considered for Inclusion in the Company's Proxy Materials. Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at the Company's 2007 annual meeting of stockholders must be received by the Company not later than May 24, 2007 in order to be considered for inclusion in the Company's proxy materials for that meeting.

OTHER MATTERS

     Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Exchange Act requires the Company's directors, executive officers and persons who own more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file reports of ownership and changes in ownership of the Company's Common Stock with the Securities and Exchange. Reporting Persons are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during the five months ended May 31, 2005 and fiscal 2006 all Reporting Persons complied with all applicable filing requirements.

     Other Matters. The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

     Whether or not you expect to attend the Annual Meeting of stockholders in person, you are urged to submit your proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instruction. You may submit your proxy (1) over the Internet, (2) by telephone, or (3) by signing, dating and returning the enclosed proxy card in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card or submit your proxy over the Internet or by telephone and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the proxy statement.


                           ANNUAL REPORT ON FORM 10-K

     Upon written request to the Corporate Secretary, Electroglas, Inc. at 5729 Fontanoso Way, San Jose, California 95138, the Company will provide without charge to each person solicited a copy of the Company's 2006 report on Form 10-K, including financial statements and financial statement schedule filed therewith.



                                             By Order of the Board of Directors,

                                             /s/ Thomas E. Brunton

                                             Thomas E. Brunton

                                             Secretary



September 21, 2006

San Jose, California

APPENDIX A


                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

AUTHORITY AND PURPOSE:

     The Audit Committee of Electroglas, Inc. and its subsidiaries (the "Corporation") is appointed by the Corporation's Board of Directors (the "Board") to oversee the accounting and financial reporting processes of the Corporation and integrated audit of the financial statements and internal controls of the Corporation. The Audit Committee (the "Committee") shall undertake those specific duties and responsibilities listed below and such other duties as the Board shall from time to time prescribe. All powers of the Committee are subject to the restrictions designated in the Corporation's Bylaws and applicable law.

     The audit committee members are not professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditor. The audit Committee serves a board level oversight role where it oversees the relationship with the independent auditor, as set forth in this charter, receives information and provides advice, counsel and general direction, as it deems appropriate, to management and the auditors, taking into account the information it receives, discussions with the auditor, and the experience of the Committee's members in business, financial and accounting matters.

STATEMENT OF POLICY:

     The Committee shall oversee the accounting and financial reporting processes of the Corporation and integrated audit of the financial statements and internal controls of the Corporation. In so doing, the Committee shall endeavor to maintain free and open means of communication between the directors, the independent auditors and the financial management of the Corporation. In addition, the Committee shall review the policies and procedures adopted by the Corporation to fulfill its responsibilities regarding the fair and accurate presentation of financial statements in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission and the National Association of Securities Dealers (the "NASD") applicable to Nasdaq listed issuers. The Committee shall have all authority necessary or desirable for it to comply with the Sarbanes-Oxley Act of 2002 and all applicable Securities and Exchange Commission rules and regulations.

COMMITTEE STRUCTURE AND MEMBERSHIP:

     The Committee shall be comprised of three or more directors, as determined by the Board. The Committee members shall be designated by the Board and shall serve at the discretion of the Board.

     Each member of the Committee shall be an independent director. For purposes hereof, an "independent director" shall be one:

     1. who accepts no consulting, advisory or other compensatory fee from the Corporation other than in his or her capacity as a member of the Committee, the Board or any other committee of the Board or is not otherwise an affiliated person of the Corporation, and

     2. who is free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director.

     Each member of the Committee shall be able to read and understand fundamental financial statements in accordance with the rules of the NASD applicable to Nasdaq listed issuers. At least one member shall have past employment experience in finance or accounting, a professional certification in accounting or other comparable experience or background that results in the individual's possessing the requisite financial sophistication, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

POWERS:

     The Committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to engage independent counsel and other advisers, as it determines necessary to carry out its duties. The fees and expenses of such independent counsel and other advisers engaged by the Committee shall be paid promptly by the Corporation after they have been approved by the Committee. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Those tasks are the responsibility of management and the independent auditor. The Board and the Committee are in place to represent the Corporation's stockholders. Accordingly, the independent auditor is ultimately accountable to the Board and the Committee.

RESPONSIBILITIES:

     In meeting its responsibilities, the Committee is expected to:

     1. Review and reassess the adequacy of this Charter annually and its compliance with the Audit Committee requirements established by the Securities and Exchange Commission and the NASD for Nasdaq listed issuers.

     2.   With respect to the Corporation's independent auditors:

          a. The Committee is responsible for the appointment, compensation and oversight of the work of the Corporation's independent auditors. The Committee shall preapprove all audit and audit-related services and non-audit services provided by the independent auditors to the Corporation, to the extent required under applicable law and the rules of the NASD applicable to Nasdaq listed issuers. The Committee may delegate to one or more designated Committee members the authority to grant preapprovals required by the foregoing sentence. The decisions of any Committee member to whom authority is delegated hereunder shall be presented to the Committee at each of its scheduled meetings. The independent auditors shall be ultimately accountable to the Board and to the Committee as representatives of the Corporation's stockholders.

          b. Review the independence of the independent auditors, so that such independence is in compliance with all applicable law and the rules of the NASD, including a review of the services provided by the independent auditors, and the related fees. The Committee shall request that the independent auditors, at least annually, provide a formal written statement delineating all relationships between the independent auditors and the Corporation consistent with the rules of the NASD applicable to Nasdaq listed issuers and request information from the independent auditors and management to determine the presence or absence of a conflict of interest. The Committee shall actively engage the auditors in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors. The Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the auditors and to oversee compliance with the requirements of the Securities and Exchange Commission for disclosure of independent auditor's services and audit committee members and activities.

     3. Review on a continuing basis the activities, organizational structure and qualifications of the Corporation's internal audit function. This includes the review and oversight of management's internal controls and compliance with Sarbanes Oxley Section 404 requirements.

     4. Review and discuss with management, before release, the audited financial statements and the Management's Discussion and Analysis proposed to be included in the Corporation's Annual Report in Form 10-K. Make a recommendation to the Board whether or not the audited financial statements should be included in the Corporation's Annual Report on Form 10-K.

     5. Review the unaudited financial results prior to the Corporation's earnings release. Review and discuss with management, before release, the unaudited financial statements and the Management's Discussion and Analysis proposed to be included in the Corporation's Quarterly Report on Form 10-Q.

     6. In consultation with the independent auditors, the internal audit department, if any, and management, consider and review at the completion of the annual examinations and such other times as the Committee may deem appropriate:

          a.   The Corporation's annual financial statements and related notes.

          b. The independent auditors' integrated audit of the financial statements and internal controls and their report thereon.

          c. The independent auditors' reports regarding critical accounting policies, alternative treatments of financial information and other material written communications between the independent auditors and management.

          d.   Any deficiency in, or suggested improvement to, the procedures or
               practices   employed  by  the  Corporation  as  reported  by  the
               independent auditors in their annual management letter.

     7. If the Committee determines that it is appropriate, with such assistance from the independent auditors, internal audit department, if any, and/or management, as the Committee shall request, the Committee shall consider and review the following:

          a. Any significant changes required in the independent auditors' audit plan.

          b. Any difficulties or disputes with management encountered during the course of the audit.

          c. The adequacy of the Corporation's system of internal financial controls.

          d.   The  effect  or  potential  effect  of  any  regulatory   regime,
               accounting initiatives or off-balance sheet structures on the Corporation's financial statements.

          e. Any correspondence with regulators or governmental agencies and any employee complaints or published reports that raise material issues regarding the Corporation's financial statements or accounting policies.

          f.   Other matters  related to the conduct of the audit,  which are to
               be  communicated  to  the  Committee  under  generally   accepted
               auditing standards.

     8. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented.

     9. Obtain from the independent auditor assurance that it has complied with Section 10A of the Securities Exchange Act of 1934.

     10. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by the Corporation's employees of concerns regarding questionable accounting or auditing matters.

     11. Prepare a report in the Corporation's proxy statement in accordance with SEC requirements.

     12. Review management's monitoring of compliance with the Corporation's Standards of Business Conduct and with the Foreign Corrupt Practices Act;

     13. Review, in conjunction with counsel, any legal matters that could have a significant impact on the Corporation's financial statements;

     14. Provide oversight and review of the Corporation's asset management policies, including an annual review of the Corporation's investment policies and performance for cash and short-term investments;

     15. If necessary, institute special investigations and, if appropriate, hiring special counsel or experts to assist; and

     16.  Review related party transactions for potential conflicts of interest.

     In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it, and will report, at least annually, to the Board regarding the Committee's examinations and recommendations.

MEETINGS:

     The Audit Committee will meet at least four times each year. The Audit Committee may establish its own schedule which it will provide to the Board of Directors in advance.

     The Audit Committee may meet separately, as required, with the Chief Executive Officer or the Chief Financial Officer of the Corporation to review the financial affairs of the Corporation. The Audit Committee will meet with the independent auditors of the Corporation, at such times, as it deems appropriate, to review the independent auditor's examination and management report.

MINUTES:

     The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

APPENDIX B


                                ELECTROGLAS, INC.

2006 STOCK INCENTIVE PLAN

     1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company's business.

     2. Definitions. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual
Award Agreement, such definition shall supercede the definition contained in this Section 2.

          (a) "Administrator" means the Board or any of the Committees appointed to administer the Plan.

          (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

          (c) "Applicable Laws" means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

          (d) "Assumed"  means that pursuant to a Corporate  Transaction  either
(i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

          (e) "Award" means the grant of an Option, SAR, Restricted Stock, Restricted Stock Unit or other right or benefit under the Plan.

          (f) "Award Agreement" means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.
          (g) "Board" means the Board of Directors of the Company.

          (h) "Cause" means, with respect to the termination by the Company or a Related Entity of the Grantee's Continuous Service, that such termination is for "Cause" as such term (or word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the
Grantee's: (i) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (ii) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person; provided, however, that with regard to any agreement that defines "Cause" on the occurrence of or in connection with a Corporate Transaction or a Change in Control, such definition of "Cause" shall not apply until a Corporate Transaction or a Change in Control actually occurs.

          (i) "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

               (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

               (ii) a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

          (j) "Code" means the Internal Revenue Code of 1986, as amended.

          (k) "Committee" means any committee composed of members of the Board appointed by the Board to administer the Plan.

          (l) "Common Stock" means the common stock of the Company.

          (m) "Company" means Electroglas,  Inc., a Delaware corporation, or any
successor   entity  that  adopts  the  Plan  in  connection   with  a  Corporate
Transaction.

          (n) "Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

          (o) "Continuing Directors" means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

          (p) "Continuous Service" means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee's Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

          (q) "Corporate Transaction" means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and
(v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

               (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

               (ii)  the  sale,   transfer  or  other   disposition  of  all  or
substantially all of the assets of the Company;

               (iii) the complete liquidation or dissolution of the Company;

               (iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but
(A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than forty percent (40%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger; or

               (v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

          (r) "Covered Employee" means an Employee who is a "covered employee" under Section 162(m)(3) of the Code.

          (s) "Director" means a member of the Board or the board of directors of any Related Entity.

          (t) "Disability" means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, "Disability" means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

          (u) "Employee" means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director's fee by the Company or a Related Entity shall not be sufficient to constitute "employment" by the Company.

          (v) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (w) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, NASDAQ Global Market or NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

               (iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

          (x) "Grantee" means an Employee, Director or Consultant who receives an Award under the Plan.

          (y) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code

          (z) "Non-Qualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (aa) "Officer" means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (bb) "Option" means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

          (cc) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.


          (dd) "Performance-Based Compensation" means compensation qualifying as "performance-based compensation" under Section 162(m) of the Code.

          (ee) "Plan" means this 2006 Stock Incentive Plan.

          (ff) "Related Entity" means any Parent or Subsidiary of the Company.

          (gg) "Replaced" means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive.

          (hh) "Restricted Stock" means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

          (ii) "Restricted Stock Units" means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

          (jj) "Retirement" means termination of the Grantee's Continuous Service after attaining age fifty-five (55) with ten (10) or more years of Continuous Service as an Employee or Director as the Administrator shall determine.

          (kk) "Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

          (ll) "SAR" means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

          (mm) "Share" means a share of the Common Stock.

          (nn) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan.

          (a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards is four million (4,000,000) Shares, plus the number of Shares that remain available for grants of awards under each of the Company's 1997 Stock Incentive Plan (the "1997 Plan") and the Company's 2001 Non-Officer Employee Stock Incentive Plan (the "2001 Plan") as of the date the Plan is approved by the Company's stockholders, plus any Shares that would otherwise return to the 1997 Plan and the 2001 Plan as a result of forfeiture, termination or expiration of awards previously granted under each of the 1997 Plan and 2001 Plan; provided, however, that the maximum aggregate number of Shares which may be issued pursuant to Incentive Stock Options is four million (4,000,000) Shares. Notwithstanding the foregoing, of such number, the maximum aggregate number of Shares which may be issued pursuant to Awards (other than SARs and Options) is two million
(2,000,000) Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

          (b) Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily), shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan. Notwithstanding anything to the contrary contained herein: (i) Shares tendered or withheld in payment of an Option exercise price shall not be returned to the Plan and shall not become available for future issuance under the Plan; (ii) Shares withheld by the Company to satisfy any tax withholding obligation shall not be returned to the Plan and shall not become available for future issuance under the Plan; and (iii) all Shares covered by the portion of an SAR that is exercised (whether or not Shares are actually issued to the Grantee upon exercise of the SAR) shall be considered issued pursuant to the Plan.

     4. Administration of the Plan.

          (a) Plan Administrator.

               (i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

               (ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by
(A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

               (iii) Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more
Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the "Administrator" or to a "Committee" shall be deemed to be references to such Committee or subcommittee.

               (iv) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

          (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

               (i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

               (ii) to determine whether and to what extent Awards are granted hereunder;

               (iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

               (iv) to approve forms of Award Agreements for use under the Plan;

               (v) to determine the terms and conditions of any Award granted hereunder;

               (vi) to amend the terms of any outstanding Award granted under the Plan, provided that (A) any amendment that would adversely affect the Grantee's rights under an outstanding Award shall not be made without the Grantee's written consent, provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee (B) the reduction of the exercise price of any Option awarded under the Plan and the base appreciation amount of any SAR awarded under the Plan shall be subject to stockholder approval and (C) canceling an Option or SAR at a time when its exercise price or base appreciation amount (as applicable) exceeds the Fair

Market Value of the underlying Shares, in exchange for another Option, SAR, Restricted Stock, or other Award shall be subject to stockholder approval, unless the cancellation and exchange occurs in connection with a Corporate Transaction;

               (vii) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

               (viii) to grant Awards to Employees, Directors and Consultants employed outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and

               (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

               (x) The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

          (c)   Indemnification.   In   addition   to  such   other   rights  of
indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company's expense to defend the same.

     5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

     6. Terms and Conditions of Awards.

          (a) Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock or Restricted Stock Units, and an Award may consist of one such security or benefit, or two
(2) or more of them in any combination or alternative.

          (b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

          (c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin,
(vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added and (xvii) market share. The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

          (d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

          (e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

          (f) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

          (g) Individual Limitations on Awards.

               (i) Individual Limit for Options and SARs. The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any calendar year shall be seven hundred and fifty thousand (750,000) Shares. In connection with a Grantee's commencement of Continuous Service, a Grantee may be granted Options and SARs for up to an additional seven hundred and fifty thousand (750,000) Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

               (ii) Individual Limit for Restricted Stock and Restricted Stock Units. For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any calendar year shall be seven hundred and fifty thousand (750,000) Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company's capitalization pursuant to Section 10, below.

               (iii) Deferral. If the vesting or receipt of Shares under an Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to such Award will not be treated as an increase in the number of Shares subject to the Award if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).

          (h) Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

          (i) Term of Award.  The term of each  Award  shall be no more than six
(6) years from the date of grant thereof . However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

          (j) Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator, but only to the extent such transfers are made to family members, to family trusts, to family controlled entities, to charitable organizations, and pursuant to domestic relations orders or agreements, in all cases without payment for such transfers to the Grantee. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee's Award in the event of the Grantee's death on a beneficiary designation form provided by the Administrator.

          (k) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator.

     7. Award Exercise or Purchase Price,  Consideration and Taxes.

          (a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

               (i) In the case of an Incentive Stock Option:

                    (a) granted to an Employee  who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

                    (b) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

               (iii) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

               (iv) In the case of SARs, the base appreciation amount shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

               (v) In the case of other Awards, such price as is determined by the Administrator.

               (vi) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

          (b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

               (i) cash;

               (ii) check;

               (iii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

               (iv) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased

Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

               (v) with respect to Options, payment through a "net exercise" such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares);

               (vi) any combination of the foregoing methods of payment.

               (vii) The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

          (c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise or vesting of an Award the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award.

     8. Exercise of Award.

          (a) Procedure for Exercise; Rights as a Stockholder.

               (i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

               (ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b).

          (b) Exercise of Award Following Termination of Continuous Service.

               (i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee's Continuous Service only to the extent provided in the Award Agreement.

               (ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee's Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

               (iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee's Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

     9. Conditions Upon Issuance of Shares.

          (a) If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws.

          (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

     10. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Awards may be granted to any Grantee in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares,
(ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Any such adjustments to outstanding Awards will be effected in a manner that precludes the material enlargement of rights and benefits under such Awards. Adjustments and any determinations or interpretations shall be made by the Administrator and its determination shall be final, binding and conclusive. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards or other issuance of Shares, cash or other consideration pursuant to Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

     11. Corporate Transactions and Changes in Control.

          (a) Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

          (b) Acceleration of Award Upon Corporate Transaction or Change in Control. The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or Change in Control or at the time of an actual Corporate Transaction or Change in Control and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Corporate Transaction or Change in Control, on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction or Change in Control. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Change in Control, shall remain fully exercisable until the expiration or sooner termination of the Award.

          (c) Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of
Section 422(d) of the Code is not exceeded.

     12. Effective Date and Term of Plan. The Plan shall become effective upon its approval by the stockholders of the Company. It shall continue in effect indefinitely unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

     13. Amendment, Suspension or Termination of the Plan.

          (a) The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by Applicable Laws, or if such amendment would lessen the stockholder approval requirements of
Section 4(b)(vi) or this Section 13(a).

          (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

          (c) No suspension or termination of the Plan (including termination of the Plan under Section 11, above) shall adversely affect any rights under Awards already granted to a Grantee.

     14. Reservation of Shares.

          (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee's Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee's
Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee's Continuous Service has been terminated for Cause for the purposes of this Plan.

     16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a "Retirement Plan" or "Welfare Plan" under the Employee Retirement Income Security Act of 1974, as amended.

     17. Stockholder Approval. The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

     18. Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee's creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

     19. Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

[ELECTROGLAS LOGO]      VOTE BY INTERNET - www.proxyvote.com
PROXY SERVICES          Use  the  Internet  to transmit your voting instructions
BOX 9142                and  for  P  electronic delivery of information up until
                        11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and create an electronic voting instruction form.

                        ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Electroglas, Inc. in mailing proxy materials, you can consent to receive a ll future proxy statements, proxy cards and annual reports electronically via email or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

                        VOTE BY PHONE - 1-800-690-6903
                        Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

                        VOTING BY MAIL -
                        Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return to Electroglas Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

                        CONTROL NUMBER__________________
                        ACCOUNT NUMBER__________________

TO VOTE, MARK BELOW IN BLUE OR BLACK INK AS FOLLOWS: X
                       KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ELECTROGLAS, INC.
Shares represented by this proxy will be voted as directed by the stockholder.
IF NO SUCH DIRECTIONS ARE INDICATED,
THE PROXIES WILL HAVE AUTHORITY TO
VOTE FOR THE ELECTION OF
Mel Friedman as Class I Director
and FOR proposal 2 and 3.

                                                                                     To withhold authority to
VOTE ON DIRECTORS                                 For      Withhold     For All       vote, mark "For All Except"
                                                  All       All         Except        and write the nominee's
1. Election of Class I Director (see above):      [ ]       [ ]           [ ]         number on the line below
                                                                                     ---------------------------

VOTE ON PROPOSAL

2. Approval of the Company's 2006 Stock           For       Against      Abstain
   Incentive Plan;                                [ ]       [ ]           [ ]



3. To ratify the appointment                      For       Against      Abstain
   of BDO Seidman, LLP as the                     [ ]       [ ]           [ ]
   independent registered public accounting
   firm for the Company for the year ending
   May 31, 2007.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Please sign exactly as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

----------------------------------    ---------  -------------------------------    ----------
Signature (PLEASE SIGN WITHIN BOX)      Date        Signature (Joint Owners)          Date

                                      PROXY

                                ELECTROGLAS, INC.

                               5729 FONTANOSO WAY
                           SAN JOSE, CALIFORNIA 95138

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON OCTOBER 26, 2006

     THOMAS M. ROHRS and THOMAS E. BRUNTON, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Electroglas, Inc. (the "Company"), to be held on Thursday, October 26, 2006, and any adjournments or postponements thereof.

     Election of one Class I director (or if nominee is not available for election, such substitute as the Board of Directors or the proxy holders may designate). Nominee: Mel Friedman.

See reverse side: if you wish to vote in accordance with the Board of Directors' recommendations, just sign and date on the reverse side. You need not mark any boxes.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE